UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 9, 2016, Imprimis Pharmaceuticals, Inc. and its subsidiaries ImprimisRx CA, Inc. and ImprimisRx NJ, LLC (collectively the “Company”) entered into a commercial lease agreement (the “Lease Agreement”) with Essex Capital Corporation (“Essex”). Pursuant to the terms of the Lease Agreement, the Company sold certain equipment (the “Equipment”) to Essex for a total purchase price of approximately $2,000,000.00, which was leased back to the Company under a thirty-six (36) month term net basis lease with monthly payments of approximately $64,444. The lease term may be extended for an additional twelve (12) month period in the event the Company’s 2017 first half revenues exceed $16,000,000.00 and EBITDA (as that term is defined in the Lease Agreement) exceeds $500,000.00. The Company has the right to purchase the Equipment from Essex upon the expiration of the Lease Agreement for a purchase price equal to the Equipment’s then fair market value, with such fair market value not to exceed fifteen percent (15%) of the original Equipment cost. If the equipment is not purchased, the Company may automatically extend the lease on a month-to-month basis or return the equipment and terminate the Lease Agreement. The Company intends to use the proceeds from the issuance of the Lease Agreement for working capital and general corporate purposes.

The foregoing is only a brief description of the Lease Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Commercial Lease Agreement dated August 9, 2016 between Imprimis Pharmaceuticals, Inc. and Essex Capital Corporation

99.1	Press Release issued by Imprimis Pharmaceuticals, Inc. on August 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: August 11, 2016	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Commercial Lease Agreement dated August 9, 2016 between Imprimis Pharmaceuticals, Inc. and Essex Capital Corporation

99.1	Press Release issued by Imprimis Pharmaceuticals, Inc. on August 11, 2016.